6
                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C. 20549



                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  July 17, 1996


                        BELLSOUTH CORPORATION
       (Exact name of registrant as specified in its charter)


          Georgia                 1-8607        58-1533433
        (State or other         (Commission     (IRS Employer
        jurisdiction of         File Number)    Identification
         incorporation)                                No.)


      1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
      (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including area code(404) 249-2000
Item 5.  Other Events

BellSouth Corporation reported earnings per share (EPS) of 63 cents in the second quarter of 1996. EPS of 63 cents increased 12.5 percent compared with the second quarter a year ago, when EPS was 56 cents before extraordinary charges.

Net income of $629 million in the three months ended June 30, 1996 increased 12.9 percent compared with the second quarter of 1995, before the extraordinary charges.

The company added 229,000 access lines, compared to 176,000 in the second quarter of 1995. Access lines grew at an annual rate of 5.0 percent.

Other highlights of the second quarter:

* BellSouth reported total access lines of 21,721,000;

* In cellular, the company registered 100 percent-plus annual growth in international customers; its customer count on a worldwide basis was over 4 million for the first time. In the U.S., mobile phone customers totaled 3,231,000 at June 30, up 31 percent from a year earlier;

* Business access lines increased at an annual rate of 8.7 percent;

* Marketing promotions drove an increase of 34,000 additional residential lines, which were up 20.6 percent from the same quarter a year ago;

* BellSouth further increased market penetration of its telephone convenience features such as MemoryCall(trademark) service and Caller ID. MemoryCall voice mailboxes increased at an annual rate of 21 percent, while Caller ID features increased 99 percent. Revenue from these and other enhanced services increased 24 percent, to more than $236 million.

BellSouth's revenues of $4.6 billion in the 1996 second quarter increased 5.2 percent compared with the same quarter a year earlier. Total operating expenses increased 4.2 percent. When the paging operations sold in January 1996 are excluded, quarterly revenues were up 7.3 percent, and total operating expenses increased 6.6 percent. In BellSouth's telephone operations, cash operating expenses were up 2.8 percent.



    PRELIMINARY

    July 17, 1996
                        BELLSOUTH CORPORATION
                  CONSOLIDATED STATEMENTS OF INCOME
               (In Millions, Except Per Share Amounts)
                             (Unaudited)

                            For the Three        For the Six
                             Months Ended       Months Ended
                               June 30,           June 30,
                            1996     1995      1996      1995

    Operating Revenues:
    Network and related
      services
    Local service         $ 2,021  $ 1,793   $ 3,951   $ 3,562
    Interstate access         871      806     1,780     1,601
    Intrastate access         202      227       420       453
    Toll                      198      266       405       547
    Wireless
      communications          691      623     1,316     1,223
    Directory
      advertising and
      publishing              367      389       685       742
    Other services            270      286       604       561
    Total Operating
     Revenues               4,620    4,390     9,161     8,689

    Operating Expenses:
    Cost of services
      and products          1,499    1,485     2,967     2,988
    Depreciation and
      amortization            917      859     1,820     1,694
    Selling, general
      and administrative    1,016      950     2,003     1,816
    Total Operating
      Expenses              3,432    3,294     6,790     6,498

    Operating Income        1,188    1,096     2,371     2,191

    Interest Expense          174      186       354       360
    Gain on Sale of
     Paging Business           --       --       442        --
    Other Income
     (Expense), net            16        9        52        (2)

    Income Before Income
     Taxes and
     Extraordinary
     Losses                 1,030      919     2,511     1,829
    Provision for Income
     Taxes                    401      362       912       725

   Income Before
     Extraordinary
     Losses                   629      557     1,599     1,104
   Extraordinary Loss
     for Discontinuance
     of SFAS No. 71, net
     of tax                    --   (2,718)       --    (2,718)
   Extraordinary Loss
     on Early
     Extinguishment of
     Debt, net of tax          --      (16)       --       (16)

    Net Income (Loss)     $   629  $(2,177)  $ 1,599   $(1,630)

    PRELIMINARY

    July 17, 1996
                        BELLSOUTH CORPORATION
                  CONSOLIDATED STATEMENTS OF INCOME
               (In Millions, Except Per Share Amounts)
                             (Unaudited)

                            For the Three        For the Six
                             Months Ended       Months Ended
                               June 30,           June 30,
                            1996      1995     1996      1995

    Weighted Average
     Common Shares
     Outstanding              994       993      994      993
    Dividends Declared
     Per Common Share     $   .36   $  .345  $   .72   $  .69
    Earnings (Loss) Per
     Share:
    Income Before
     Extraordinary
     Losses               $   .63   $  .56   $  1.61   $ 1.11
   Extraordinary Loss
     for Discontinuance
     of SFAS No. 71, net
     of tax                    --    (2.73)       --    (2.73)
   Extraordinary Loss
    on Early
    Extinguishment of
    Debt, net of tax           --     (.02)       --     (.02)
    Earnings (Loss) Per
     Share                $   .63   $(2.19)  $  1.61   $(1.64)

    PRELIMINARY

    July 17, 1996
                        BELLSOUTH CORPORATION
                     CONSOLIDATED BALANCE SHEETS
               (In Millions, Except Per Share Amounts)

                                      June 30,   December 31,
                                        1996         1995
                                    (Unaudited)
                ASSETS
    Current Assets:
     Cash and cash equivalents       $  1,169     $  1,711
     Temporary cash investments            35           71
    Accounts receivable, net of
     allowance for uncollectibles
     of $154 and $171                   3,852        3,772
     Material and supplies                434          430
     Other current assets                 366          521
                                        5,856        6,505
    Investments and Advances            2,601        2,418
    Property, Plant and Equipment:
     Property, Plant and Equipment     48,372       46,869
     Accumulated Depreciation          26,999       25,777
                                       21,373       21,092
    Intangible Assets, net              1,313        1,527
    Deferred Charges and Other
     Assets                               501          338
    Total Assets                     $ 31,644     $ 31,880

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
     Debt maturing within one year   $  2,047     $  2,951
     Accounts payable                   1,410        1,724
     Other current liabilities          2,661        2,715
                                        6,118        7,390
    Long-Term Debt                      7,897        7,924
    Deferred Credits and Other
     Liabilities:
     Accumulated deferred income
      taxes                             1,740        1,650
     Unamortized investment tax
      credits                             317          355
     Other liabilities and
      deferred credits                  2,789        2,736
                                        4,846        4,741
    Shareholders' Equity:
     Common stock, $1 par value         1,009        1,007
     Paid-in capital                    7,691        7,619
     Retained earnings                  4,987        4,099
     Shares held in trust                (409)        (374)
     Guarantee of ESOP debt              (495)        (526)
                                       12,783       11,825
    Total Liabilities and
     Shareholders' Equity            $ 31,644     $ 31,880
                               PRELIMINARY

                              July 17, 1996

                   BELLSOUTH FINANCIAL HIGHLIGHTS
                            SELECTED DATA
                             (UNAUDITED)

                                     Three Months  Three Months
                                        Ended          Ended
                                       June 30,      June 30,
                                         1996          1995

    Weighted average common shares
     outstanding (millions)                994           993

    Earnings (Loss) per share           $  .63        $(2.19)(a)

    Dividends per share                 $  .36        $ .345

    Return to average common
     equity (annualized)                  20.1%       (60.6%)(b)

    Return to average total
     capital(annualized)                  13.6%       (33.0%)(c)

    Property additions (millions)       $1,279        $  953



                                          At June 30,
                                        1996       1995

    Common shares outstanding
     (millions)                          994        993

    Debt ratio                          43.6%      44.5%

    Total employees                    83,133     90,784



    (a) Excluding the extraordinary losses, Earnings per share were $.56.
    (b) After adjusting net income and average common equity for the impact of the extraordinary losses, Return to average common equity was 15.0%.
    (c) After adjusting net income and average total capital for the impact of the extraordinary losses, Return to average total capital was 11.3%.

    PRELIMINARY

    July 17, 1996

                   BELLSOUTH FINANCIAL HIGHLIGHTS
                            SELECTED DATA
                             (UNAUDITED)

                                      Six Months    Six Months
                                        Ended          Ended
                                       June 30,      June 30,
                                         1996          1995

    Weighted average common shares
     outstanding (millions)                994           993

    Earnings (Loss) per share           $ 1.61(d)     $(1.64)(a)

    Dividends per share                 $  .72        $ .69

    Return to average common
     equity (annualized)                  25.8%       (22.6%)(b)

    Return to average total
     capital(annualized)                  16.7%       (11.0%)(c)

    Property additions (millions)       $2,181        $1,811

    (a) Excluding the extraordinary losses, Earnings per share were $1.11.
    (b) After adjusting net income and average common equity for the impact of the extraordinary losses, Return to average common equity was 15.1%.
    (c) After adjusting net income and average total capital for the impact of the extraordinary losses, Return to average total capital was 11.5%.
    (d) Includes after-tax gain of $.35 per share from sale of paging business.

    PRELIMINARY

    July 17, 1996

                 BELLSOUTH TELECOMMUNICATIONS, INC.
                  CONSOLIDATED STATEMENTS OF INCOME
                            (In Millions)
                             (Unaudited)

                            For the Three        For the Six
                            Months Ended         Months Ended
                              June 30,             June 30,
                           1996       1995      1996      1995

    Operating Revenues:
    Local service        $ 2,021   $ 1,793    $ 3,951  $ 3,562
    Interstate access        871       806      1,780    1,601
    Intrastate access        202       227        420      453
    Toll                     198       266        405      547
    Other                    353       503        744      993
 Total Operating
  Revenues                 3,645     3,595      7,300    7,156

    Operating Expenses:
    Cost of services
     and products          1,284     1,270      2,544    2,558
    Depreciation and
     amortization            809       765      1,607    1,511
    Selling, general
     and administrative      618       580      1,222    1,116
 Total Operating
  Expenses                 2,711     2,615      5,373    5,185

    Operating Income         934       980      1,927    1,971

    Interest Expense         135       150        274      290
    Other Income, net          6         7         17       12

    Income Before Income
     Taxes and
     Extraordinary
     Losses                  805       837      1,670    1,693
    Provision for Income
     Taxes                   295       318        621      641

   Income Before
    Extraordinary
    Losses                   510       519      1,049    1,052
   Extraordinary Loss
    for Discontinuance
    of SFAS No. 71, net
    of tax                    --    (2,718)        --   (2,718)
   Extraordinary Loss
    on Early
    Extinguishment of
    Debt, net of tax          --       (16)        --      (16)

    Net Income (Loss)    $   510   $(2,215)   $ 1,049  $(1,682)

                               PRELIMINARY

                              July 17, 1996

          BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                            SELECTED DATA
                             (UNAUDITED)

                                       Three Months   Three Months
                                           Ended          Ended
                                         June 30,       June 30,
                                            1996          1995

       Property additions (millions)       $ 960          $ 807

       Access minutes of use
        (millions):
       Interstate                          16,847         15,597

       Intrastate                           5,235          4,790

       IntraLATA toll messages                257            352
        (millions)


                                                At June 30,
                                           1996            1995

       Debt ratio                           50.1%          48.0%

       Telephone employees                 66,439         72,404

       Network access lines in
        service (thousands)                21,721         20,691




                                        Six Months     Six Months
                                           Ended          Ended
                                         June 30,       June 30,
                                            1996          1995

       Property additions (millions)       $1,698         $1,502

       Access minutes of use
        (millions):
       Interstate                          33,507         30,728

       Intrastate                          10,353          9,319

       IntraLATA toll messages                538            722
        (millions)



                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BELLSOUTH CORPORATION


By: /s/RONALD M. DYKES
    Ronald M. Dykes
    Executive Vice President, Chief Financial Officer
     and Comptroller
    July 22, 1996